Exhibit 10.2

THIRD AMENDMENT

TO

SECOND AMENDED AND RESTATED

SENIOR REVOLVING CREDIT AGREEMENT

among

PETROHAWK ENERGY CORPORATION,

as the Borrower,

BNP PARIBAS,

as Administrative Agent,

BANK OF AMERICA, N.A. and

BMO CAPITAL MARKETS FINANCING, INC.,

as Co-Syndication Agents,

JPMORGAN CHASE BANK, N.A.,

WELLS FARGO BANK, N.A. and

FORTIS CAPITAL CORP.

as Co-Documentation Agents,

and

THE LENDERS PARTY HERETO

Effective as of July 25, 2007

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT (this “Third Amendment”) executed effective as of July 25, 2007 (the “Third Amendment Effective Date”) is among PETROHAWK ENERGY CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Guarantors signatory hereto (the “Guarantors”); each of the Lenders from time to time party hereto; BNP PARIBAS (in its individual capacity, “BNP Paribas”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”); Bank of America, N.A. and BMO Capital Markets Financing, Inc., as co-syndication agents for the Lenders (in such capacity, together with their successors in such capacity, the “Co-Syndication Agents”); and JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A. and Fortis Capital Corp. as co-documentation agents for the Lenders (in such capacity, together with their successors in such capacity, the “Co-Documentation Agents”).

Recitals

A. The Borrower, the Administrative Agent, the other Agents and Lenders named and defined therein as lenders and agents, are parties to that certain Second Amended and Restated Senior Revolving Credit Agreement dated as of July 12, 2006, as amended by the First Amendment to Second Amended and Restated Senior Revolving Credit Agreement, dated as of July 24, 2006 and the Second Amendment to Second Amended and Restated Senior Revolving Credit Agreement, dated as of May 8, 2007, pursuant to which such lenders and agents provided certain loans and extensions of credit to the Borrower (as amended, the “Credit Agreement”).

B. The Administrative Agent has requested, and the Borrower, the Administrative Agent, the Co-Syndication Agents, the Co-Documentation Agents and Lenders have agreed to amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Third Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Third Amendment refer to sections in the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Certain Defined Terms. The following defined terms in Section 1.02 are hereby amended and restated in their entirety as follows:

“Agreement” means this Second Amended and Restated Senior Revolving Credit Agreement, as amended by the First Amendment to Second Amended and Restated Senior Revolving Credit Agreement, dated as of July 24, 2006, the Second Amendment to Second Amended and Restated Senior Revolving Credit

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Agreement, dated as of May 8, 2007, and the Third Amendment to Second Amended and Restated Senior Revolving Credit Agreement dated as of July 25, 2007, as the same may from time to time be further amended, modified, supplemented or restated.

2.2 Amendment to Section 9.04(b). Section 9.04(b) is hereby amended and restated in its entirety as follows:

(b) Redemption of Senior Unsecured Notes; Amendment of Senior Indentures. The Borrower will not, and will not permit any Restricted Subsidiary to, prior to the date that is ninety-one (91) days after the Maturity Date: (i) call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) the Senior Unsecured Notes; provided that the Borrower may (A) prepay any Senior Unsecured Notes and any premiums relating thereto with the Net Cash Proceeds of any sale of Equity Interests (other than Disqualified Capital Stock) of the Borrower, (B) Redeem or otherwise repurchase the outstanding 2011 Notes that were not repurchased as part of the tender offer contemplated in Section 6.01(n), provided that (1) no Default or Event of Default has occurred and is continuing or would exist after giving effect to such Redemption or repurchase and (2) after giving pro forma effect to any such Redemption or repurchase, the Borrower would have at least $100,000,000 of unused availability under the Commitments, (C) Redeem or otherwise repurchase the 2013 Notes and 2012 Notes up to a combined $375,000,000, provided that, before and after giving pro forma effect to any such Redemption or repurchase, any concurrent Redemption or repurchase of any Senior Unsecured Notes and the Borrowing Base redetermination pursuant to Section 2.4(a) of the Third Amendment (1) no Default or Event of Default has occurred and is continuing or would exist and (2) the Borrower would have at least $100,000,000 of unused availability under the Commitments, or (ii) amend, modify, waive or otherwise change, consent or agree to any amendment, supplement, modification, waiver or other change to, any of the terms of the Senior Unsecured Notes or any Senior Indenture if (A) the effect thereof would be to shorten its maturity or average life or increase the amount of any payment of principal thereof or increase the rate or shorten any period for payment of interest thereon, or (B) such action requires the payment of a consent fee (howsoever described), provided that the foregoing shall not prohibit the execution of supplemental indentures to add guarantors if required by the terms of any Senior Indenture provided such Person complies with Section 8.14(b).

2.3 Borrowing Base.

(a) Repayment of Notes. If the Borrower from time to time Redeems or prepays any of the 2012 Notes or 2013 Notes pursuant to Section 9.04(b)(i)(C), then the Borrowing Base, at the Borrower’s option, shall be increased by $100 for every $275 of the 2012 Notes or 2013 Notes so redeemed or repurchased.

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(b) Fees. For any and all increases in the Borrowing Base pursuant to Section 2.3(a) of this Third Amendment, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender then party to the Agreement, ratably in accordance with its Applicable Percentage, a Borrowing Base increase fee equal to 0.2% on the amount of any increase of the Borrowing Base over the highest Borrowing Base previously in effect, payable on the effective date of any such increase to the Borrowing Base.

Section 3. Conditions Precedent. The effectiveness of this Third Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

3.1 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

3.2 The Administrative Agent shall have received from the Administrative Agent, the Required Lenders and each of the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Person.

3.3 No Default or Event of Default shall have occurred and be continuing as of the Third Amendment Effective Date.

3.4 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Third Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Representations and Warranties; Etc. The Borrower and each Guarantor hereby affirms: (a) that as of the date of execution and delivery of this Third Amendment, and after giving effect to the transactions contemplated hereby, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Third Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Credit Agreement (as amended by this Third Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Third Amendment.

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5.2 Ratification and Affirmation of Borrower and Guarantors. The Borrower and Guarantors hereby expressly (a) acknowledge the terms of this Third Amendment, (b) ratify and affirm their obligations under the Loan Documents to which they are a party, (c) acknowledge, renew and extend their continued liabilities under the Guarantee Agreement and the other Security Instruments to which they are a party and agree that their guarantee under the Guarantee Agreement and the other Security Instruments to which they are a party remains in full force and effect with respect to the Indebtedness as amended hereby.

5.3 Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5.4 No Oral Agreement. THIS WRITTEN THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5 Governing Law. THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed effective as of the date first written above.

BORROWER:	PETROHAWK ENERGY CORPORATION

	By:	/s/ Floyd C. Wilson
Floyd C. Wilson
President and Chief Executive Officer

Third Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

GUARANTORS:	PETROHAWK OPERATING COMPANY

P-H ENERGY, LLC

RED RIVER FIELD SERVICES, L.L.C.

PETROHAWK PROPERTIES, LP
		By:	P-H Energy, L.L.C.
Its General Partner

WINWELL RESOURCES, INC.

WSF, INC.

KSC RESOURCES, INC.

KCS ENERGY SERVICES, INC.

MEDALLION CALIFORNIA PROPERTIES COMPANY

PROLIQ, INC.

	By:	/s/ Floyd C. Wilson
	Name:	Floyd C. Wilson
	Title:	President and Chief Executive Officer

Third Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

PETROHAWK HOLDINGS, LLC

By:	/s/ Connie D. Tatum
Connie D. Tatum
President

Third Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent and Lender

	By:	/s/ Robert Long
	Name:	Robert Long
	Title:	Vice President

	By:	/s/ Russell Otts
	Name:	Russell Otts
	Title:	Vice President

Third Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

CO-SYNDICATION AGENT:	BANK OF AMERICA, N.A., as Co-Syndication
Agent and Lender

	By:	/s/ Jeffrey H. Rathkamp
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

Third Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

CO-SYNDICATION AGENT:	BMO CAPITAL MARKETS FINANCING, INC., as Co-Syndication Agent and Lender

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Director

Third Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

CO-DOCUMENTATION AGENT:	JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent and Lender

	By:	/s/ Elizabeth Pavlas
	Name:	Elizabeth Pavlas
	Title:	Vice President

Third Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

CO-DOCUMENTATION AGENT:	WELLS FARGO BANK, N.A., as Co-Documentation Agent and Lender

	By:	/s/ Stephanie B. Casas
	Name:	Stephanie B. Casas
	Title:	Vice President

Third Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

CO-DOCUMENTATION AGENT:	FORTIS CAPITAL CORP., as Co-Documentation Agent and Lender

	By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Senior Vice President

	By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

Third Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

LENDERS:	KEYBANK, NATIONAL ASSOCIATION

	By:	/s/ Thomas Rajan
	Name:	Thomas Rajan
	Title:	Director

Third Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

LENDERS:	ALLIED IRISH BANKS p.l.c.

	By:	/s/ Aidan Lanigan
	Name:	Aidan Lanigan
	Title:	Vice President

	By:	/s/ Robert F. Moyle
	Name:	Robert F. Moyle
	Title:	Senior Vice President

Third Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

LENDERS:	AMEGY BANK NATIONAL ASSOCIATION

	By:	/s/ W. Bryan Chapman
	Name:	W. Bryan Chapman
	Title:	Senior Vice President, Manager – Energy Lending

Third Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

LENDERS:	FORTIS CAPITAL CORP.

	By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Senior Vice President

	By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

Third Amendment – Second Amended and Restated Senior Revolving Credit Agreement

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LENDERS:	SUNTRUST BANK

	By:	/s/ Sean M. Roche
	Name:	Sean M. Roche
	Title:	Vice President

Third Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

LENDERS:	BANK OF TEXAS, N.A.

	By:	/s/ Mari Salazar
	Name:	Mari Salazar
	Title:	Assistant Vice President

Third Amendment – Second Amended and Restated Senior Revolving Credit Agreement

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LENDERS:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Monte E. Deckerd
	Name:	Monte E. Deckerd
	Title:	Vice President

Third Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

LENDERS:	COMERICA BANK

	By:	/s/ Huma Manal
	Name:	Huma Manal
	Title:	Vice President

Third Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

LENDERS:	COMPASS BANK

	By:	/s/ Dorothy Marchand
	Name:	Dorothy Marchand
	Title:	Senior Vice President

Third Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

LENDERS:	STERLING BANK

	By:	/s/ Jeff A. Forbis
	Name:	Jeff A. Forbis
	Title:	Senior Vice President

Third Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

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